UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2017

AMERISERV FINANCIAL, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-11204	25-1424278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Main & Franklin Streets Johnstown, Pennsylvania		15901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (814) 533-5300

   N/A

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On May 18, 2017, the Board of Directors of AmeriServ Financial, Inc. (the “Company”) approved amendments to the bylaws of the Company to (i) to set the current maximum number of Board members not to exceed eleven (11) directors who are not officers of the Corporation or a subsidiary or affiliate of the Corporation plus the Chief Executive Officer of the Corporation, with the exact number of directors serving on the Board of Directors being fixed from time to time by a resolution adopted by the Board of Directors, (ii) increase the dollar amount of the market value of unencumbered shares of the Company each director must own from $9,000.00 to $25,000.00.  A copy of the bylaws of the Company, as amended, is attached hereto as Exhibit 3.2, and the foregoing description is qualified by reference to the full text of the bylaws attached hereto.

Item 9.01     Financial Statements and Exhibits.

(d)

Exhibits:

3.2

Amended Bylaws of AmeriServ Financial, Inc., effective as of May 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, INC.

Dated: May 23, 2017	By:	\s\ Michael D. Lynch
Michael D. Lynch
SVP & CFO

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended Bylaws of AmeriServ Financial, Inc., effective as of May 18, 2017

Exhibit 3.2

AMENDED AND RESTATED
BYLAWS OF AMERISERV FINANCIAL, INC.

Amended and restated effective as of May 18, 2017

ARTICLE 1
Meetings of Shareholders

Section 1.1

Annual Meeting.  The regular annual meeting of the shareholders of AmeriServ Financial, Inc. (the “Corporation”) for the election of directors and the transaction of whatever other business may properly come before the meeting, shall be held at the Main Office of the Corporation, Main and Franklin Streets, City of Johnstown, Commonwealth of Pennsylvania, at 1:30 p.m., on the 4th Tuesday of April of each year, or at such other place on such other date and at such other time as the Board of Directors may in their discretion determine.  The Non-Executive Chairman of the Board of Directors, or, in his absence, the Non-Executive Vice Chairman of the Board of Directors, shall preside at the annual meeting. Written notice stating the place, day, and hour of the meeting and, in case of special meeting, the general nature of the business to be transacted, shall be delivered not less than five (5) nor more than forty (40) days before the date of the meeting, or in case of a merger or consolidation not less than ten (10) nor more than forty (40) days before the date of the meeting, either personally or by mail, by or at the direction of the Non-Executive Chairman of the Board, the President, or the Secretary, or the office or persons calling the meeting, to each shareholder of record entitled to vote at such meeting.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the books of the Corporation or as supplied by him to the Corporation for the purpose of notice, with postage thereon prepaid.

Section 1.2

Special Meeting.  Special meetings of the shareholders may be called at any time by the Non-Executive Chairman of the Board, the Non-Executive Vice Chairman of the Board, the President, the Chief Executive Officer or by a majority of the Board of Directors.  The Secretary shall fix the date of such meeting, to be held not more than sixty (60) days after receipt of the request, and shall give due notice thereof.

Section 1.3

Nominations for Directors.  Notwithstanding the provisions of Section 1.8 hereof (dealing with business at meetings of shareholders), nominations for the election of directors may be made by the Board of Directors, by a committee appointed by the Board of Directors with authority to do so or by any shareholder of record entitled to vote in the election of directors who is a shareholder at the record date of the meeting and also on the date of the meeting at which directors are to be elected; provided, however, that with respect to a nomination made by a shareholder, such shareholder must provide timely written notice to the Non-Executive Chairman of the Board in accordance with the following requirements (whether or not the shareholder requests the Corporation to include such nomination in the Corporation’s meeting notice or proxy solicitation material, and even if such item of business is already the subject of any notice to shareholders from, or public disclosure by, the Corporation):

a.

to be timely, a shareholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation addressed to the attention of the Non-Executive Chairman of the Board (i) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of shareholders, not less than 90 days nor more than 120 days prior to such anniversary date, and (ii) in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, or in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the fifth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date (which shall include disclosure of the meeting date given to a national securities exchange or the National Association of Securities Dealers) was made; and

b.

Each such written notice must set forth: (i) the name and address of the shareholder who intends to make the nomination (“Nominating Shareholder”); (ii) the name and address of the beneficial owner, if different than the Nominating Shareholder, of any of the shares owned of record by the Nominating Shareholder (“Beneficial Holder”); (iii) the number of shares of each class and series of shares of the Corporation which are owned of record and beneficially by the Nominating Shareholder and the number which are owned beneficially by any Beneficial Holder; (iv) a representation that there are (and will be) no undisclosed arrangements and understandings between the Nominating Shareholder and any Beneficial Holder and any other person or persons pursuant to which the nomination is being made; (v) the name and address of the person or persons to be nominated; (vi) a representation that the Nominating Shareholder is at the time of giving of the notice, was or will be on the record date for the meeting, and will be on the meeting date a holder of record of shares of the Corporation entitled to vote at such meeting, and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (vii) such other information regarding each nominee proposed by the Nominating Shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; (viii) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Nominating Shareholder’s notice by, or on behalf of, the Nominating Shareholder or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price exchanges for, or increase or decrease the voting power of the Nominating Shareholder or any of its affiliates or associates with respect to shares of stock of the Corporation; and (ix) the written consent of each nominee to serve as a director of the Corporation if so elected.  The presiding officer of the meeting may, in such officer’s sole discretion, refuse to acknowledge the nomination of any person which the presiding officer determines is not made in compliance with the foregoing procedure.

Section 1.4

Judges of Election.  Every election of directors shall be managed by three (3) judges, who shall be appointed from among the shareholders by the Board of Directors.  The judges of election shall hold and conduct the election at which they are appointed to serve; and, after the election, they shall file with the Secretary a certificate under their hands, certifying the result thereof and the names of the directors elected.  The judges of election, at the request of the Chairperson of the meeting, shall act as tellers of any other vote by ballot taken at such meeting, and shall certify the result thereof.  No person who is a candidate for office, or an officer or any employee of this Corporation or a subsidiary thereof, shall act as a judge.

Section 1.5

Proxies.  Shareholders may vote at any meeting of the shareholders in person, or by proxy.  Every proxy shall be executed in writing, or authenticated by the shareholder or by their duly authorized attorney-in-fact and filed with or transmitted to the secretary of the Corporation or its designated agent.  A shareholder or their duly authorized attorney-in-fact may execute or authenticate in writing or transmit an electronic message authorizing another person to act for the shareholder by proxy.  A telegram, telex, cablegram, datagram, e-mail, Internet communication or similar other means of electronic transmission from a shareholder or attorney-in-fact, or a photographic, facsimile or similar reproduction of a writing executed by a shareholder or attorney-in-fact may be treated as properly executed or authenticated. If the Corporation conducts voting by e-mail or other similar electronic transmission, the Corporation shall furnish to those shareholders voting by e-mail or other similar electronic transmission, a confidential and unique identification number or other type of mark to be used by the shareholder to vote at a particular meeting or transaction.  Proxies, unless otherwise provided, shall be valid for only one meeting to be specified therein, and any adjournments of such meeting.  No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy.  Proxies shall be dated and shall be filed with the records of the meeting.

Section 1.6

Quorum.  A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law; but less than a quorum may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice.  A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, at which a quorum is present, unless otherwise provided by law or by the Articles of Incorporation.

Section 1.7

Voting.  Only persons in whose names shares appear on the share transfer books of the Corporation on the date on which notice of the meeting is mailed shall be entitled to vote at such meeting, unless some other day is fixed by the Board of Directors for the determination of shareholders of record, but such date shall not be less than fifty (50) nor more than ninety (90) days before the date of the meeting.  Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote, except that in all elections for directors every shareholder shall have the right to vote, in person, by proxy, by e-mail, or Internet communication or other similar means of electronic transmission, for the number of shares owned by him, for as many persons as there are directors to be elected, or to cumulate said shares, and give one candidate as many votes as the number of directors multiplied by the number of his shares shall equal, or to distribute them on the same principle among as many candidates as he shall think fit. If the Corporation conducts voting by e-mail or other similar electronic transmission, the Corporation shall furnish to those shareholders voting by e-mail or other similar electronic transmission, a confidential and unique identification number or other type of mark to be used by the shareholder to vote at a particular meeting or transaction.

Section 1.8

Business at Meetings of Shareholders.

a.

Except as otherwise provided by law or in these Bylaws, or except as permitted by the presiding officer of the meeting in the exercise of such officer’s sole discretion in any specific instance, the business which shall be voted upon or discussed at any annual or special meeting of the shareholders shall (i) have been specified in the notice of the meeting (or any supplement thereto) given by the Corporation, (ii) be brought before the meeting at the direction of the Board of Directors, or (iii) in the case of an annual meeting of shareholders, have been specified in a written notice given to the Corporation by or on behalf of any shareholder who shall have been a shareholder of record on the record date for such meeting and who shall continue to be entitled to vote thereat (the “Shareholder Notice”), in accordance with all of the requirements set forth below (whether or not the shareholder requests the Corporation to include such item of business in the Corporation’s meeting notice or proxy solicitation material, and even if such item of business is already the subject of any notice to shareholders from, or public disclosure by, the Corporation).

b.

Each Shareholder Notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation addressed to the attention of the Non-Executive Chairman of the Board (i) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of shareholders, not less than 90 days nor more than 120 days prior to such anniversary date, provided, that a proposal submitted by a shareholder for inclusion in the Corporation’s proxy statement for an annual meeting which is appropriate for inclusion therein and otherwise complies with Securities Exchange Act of 1934 Rule 14a-8 (including timeliness), shall be deemed to have also been submitted timely pursuant to these Bylaws and (ii) in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, not later than the close of business on the fifth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date (which shall include disclosure of the meeting date given to a national securities exchange or the National Association of Securities Dealers) was made.  Each such Shareholder Notice must set forth (A) the name and address of the shareholder who intends to bring the business before the annual meeting (“Proposing Shareholder”); (B) the name and address of the beneficial owner, if different than the Proposing Shareholder, of any of the shares owned of record by the Proposing Shareholder (“Beneficial Owner”); (C) the number of shares of each class and series of shares of the Corporation which are owned of record and beneficially by the Proposing Shareholder and the number which are owned beneficially by any Beneficial Owner; (D) any interest (other than an interest solely as a shareholder) which the Proposing Shareholder or a Beneficial Owner has in the business being proposed by the Proposing Shareholder; (E) a representation that there are (and will be) no undisclosed arrangements and understandings between the Proposing Shareholder and any Beneficial Owner and any other person or persons (naming such person or persons) pursuant to which the proposal in the Shareholder Notice is being made; (F) a description of the business which the Proposing Shareholder seeks to bring before the annual meeting, the reason for doing so and, if a specific action is to be proposed, the text of the resolution or resolutions which the Proposing Shareholder proposes that the Corporation adopt; and (G) a representation that the Proposing Shareholder is at the time of giving the Shareholder Notice, was or will be on the record date for the meeting, and will be on the meeting date a holder of record of shares of the Corporation entitled to vote at such meeting, and intends to appear in person or by proxy at the meeting to bring the business specified in the Shareholder Notice before the meeting.  The presiding officer of the meeting may, in such officer’s sole discretion, refuse to acknowledge any business proposed by a shareholder which the presiding officer determines is not made in compliance with the foregoing procedure.

Section 1.9

Subchapters G and H of the Business Corporation Law.  The provisions of Subchapter G of Chapter 25 (Section 2561 et seq.) and the provisions of Subchapter H of Chapter 25 (Section 2571 et seq.) of the Pennsylvania Business Corporation Law of 1988, as amended (effected by the Act of April 27, 1990 (No. 36)) shall not be applicable to the Corporation.

ARTICLE 2
Directors

Section 2.1

Board of Directors.  The Board of Directors shall have the power to manage and administer the business and affairs of the Corporation.  Except as expressly limited by law or required or directed by these Bylaws or by the Articles of Incorporation to be exercised or done by the shareholders, all corporate powers of the Corporation shall be vested in and may be exercised by the Board of Directors.

Section 2.2

Non-Executive Chairman.  The Board of Directors may elect from its members a Non-Executive Chairman of the Board of Directors.  The Non-Executive Chairman of the Board shall be elected by the Board, from the Board and for the Board.  The specific function of the Non-Executive Chairman of the Board shall be to monitor progress toward the achievement of strategic objectives and evaluate management performance, to take primary responsibility for corporate governance compliance and to act as the primary link from the Board to the Chief Executive Officer and management as mutually agreed upon by the Non-Executive Chairman of the Board and the Chief Executive Officer but ultimately approved by the Board of Directors.  In addition, the Non-Executive Chairman of the Board shall preside at meetings of shareholders, all Board meetings and perform such other duties as the Board of Directors may assign from time to time.

Section 2.3

Non-Executive Vice Chairman.  The Board of Directors may elect from its members a Non-Executive Vice Chairman of the Board of Directors.  The Non-Executive Vice Chairman of the Board shall be elected by the Board, from the Board and for the Board.  The Non-Executive Vice Chairman of the Board shall assist the Non-Executive Chairman of the Board and have such other duties as may be assigned by the Board or the Non-Executive Chairman of the Board.  In the absence of the Non-Executive Chairman of the Board’s, the Non-Executive Vice-Chairman of the Board, as designated and available, shall preside at meetings of the shareholders and the Board.

Section 2.4

Number; Term; Vacancies.  The classification, election and appointment, term of office and removal from office of directors shall be in accordance with and governed by the provisions of Article Seventh of the Articles of Incorporation of this Corporation which provisions are incorporated herein with the same effect as if fully set forth in the Bylaws of the Corporation and applicable law.  The maximum number of directors on the Board of Directors shall not exceed eleven (11) directors who are not officers of the Corporation or a subsidiary or affiliate of the Corporation plus the Chief Executive Officer of the Corporation, with the exact number of directors serving on the Board of Directors being fixed from time to time by a resolution adopted by the Board of Directors.  If the Chief Executive Officer of the Corporation thereafter ceases to hold such office, then the Board of Directors may declare such director’s position vacant and such declaration shall be proper cause under Section 1726(b) of the Pennsylvania Business Corporation Law or any successor statute or provision.   No Interim Chief Executive Officer shall become a director while serving in an interim capacity.  The Board of Directors may appoint each year such number of advisory directors as the Board of Directors may from time to time determine.

Section 2.5

Organization Meeting.  The Secretary, upon receiving the certificate of the judges, of the result of any election, shall notify the directors-elect of their election and of the time at which they are required to meet at the Main Office of the Corporation for the purpose of organizing the new Board and electing and appointing officers of the Corporation for the succeeding year.  Such meeting shall be held on the day of the election or as soon thereafter as practicable, and, in any event, within thirty days thereof.  If, at the time fixed for such meeting, there shall not be a quorum present, the directors present may adjourn the meeting, from time to time, until a quorum is obtained.

Section 2.6

Regular Meetings.  The regular meetings of the Board of Directors shall be held at least quarterly at a time and place determined by the Board of Directors.  No notice of regular meetings need be given.

Section 2.7

Special Meetings.  Special meetings of the Board of Directors may be called by the Non-Executive Chairman of the Board, the Non-Executive Vice Chairman of the Board, the President, the Chief Executive Officer or at the request a majority of the Board of Directors, to be held at the principal place of business of the Corporation or such other place as designated by the person or persons calling the meeting.  Each member of the Board of Directors shall be given notice stating the time and place, by e-mail, telephone, telegram, facsimile transmission, letter, or in person, of each such special meeting.

Section 2.8

Executive Sessions.  Meetings in Executive Session of the directors who are not officers of the Corporation or a subsidiary or affiliate of the Corporation and meet all applicable independence requirements shall be held at least semi-annually at a time and place determined by the independent directors.  Meetings in Executive Session of the directors who are not officers of the Corporation or a subsidiary including any directors who do not meet all applicable independence requirements may be held at a time and place determined by the directors who are not officers of the Corporation or a subsidiary.  No notice of Executive Sessions need be given.

Section 2.9

Quorum.  A majority of the directors shall constitute a quorum at any meeting, except when otherwise provided by law; but a less number may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice.

Section 2.10

Remuneration.  No stated fee shall be paid to directors, as such, for their service, but by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors; provided, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefore.  Members of standing or special committees may be allowed like compensation for attending committee meetings.  A fixed annual retainer in stock of AmeriServ Financial, Inc. may be allowed for service on the Board of Directors.  Additional Board fees for the Non-Executive Chairman of the Board of Directors and the Non-Executive Vice Chairman of the Board of Directors will be recommended to the Board of Directors by the Compensation Committee of the Board of Directors.

Section 2.11

Action by Directors Without a Meeting.  Any action which may be taken at a meeting of the directors, or of a committee thereof, may be taken without a meeting if consent or consents shall be signed by all of the directors, or all of the members of the committee, as the case may be.  Such consent shall have the same effect as a unanimous vote.

Section 2.12

Action of Directors by Communications Equipment.  Any action which may be taken at a meeting of directors, or of a committee thereof, may be taken by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time, subject to such policies and procedures that may be adopted by the Board of Directors.

Section 2.13

Age Limitations.  No person shall be eligible for election, re-election, appointment or re-appointment to the Board of Directors if such person shall have attained the age of seventy-five (75) years at the time of any such action, unless approved by a vote of shareholders.

Section 2.14

Interlocks.  No person shall be eligible for election, re-election, appointment or re-appointment to the Board of Directors if such person is or within the preceding five years has been a director of any other depository institution unless such person is approved by a majority of the Board of Directors.

Section 2.15

Standards of Conduct.  With the exception of the Non-Executive Chairman of the Board, the Non-Executive Vice Chairman of the Board and the Chief Executive Officer:

a.

Directors of the Corporation shall not, either in their capacities as directors, shareholders or otherwise, directly or indirectly, encourage, solicit, initiate, or respond to any material indications of interest, proposals or offers for any acquisition of, or change of control involving, the Corporation, whether by merger, sale of assets, or otherwise, or assist, aid or abet any person or persons with respect to such conduct.  In the event that any director is approached as described herein, any such contact shall be immediately referred in writing to the Non-Executive Chairman of the Board of Directors, the Non-Executive Vice Chairman of the Board or the Chief Executive Officer.  In the event that the Non-Executive Chairman of the Board, the Non-Executive Vice Chairman of the Board and/or the Chief Executive Officer engage in any of the activity described in this subsection they shall immediately report the activity to the Board of Directors.

b.

Directors of the Corporation shall not, either in their capacities as directors, shareholders or otherwise, provide any third person with non-public information concerning the Corporation.

c.

Directors of the Corporation shall not (in any capacity) publicly comment on the Corporation’s strategic alternatives (including any potential acquisition by the Corporation or a sale or possible sale of the Corporation) or on differences of view among members of the Board relating to the Corporation’s strategic alternatives or on specific merger proposals or opportunities; absent in any case either a direction from the entire Board of Directors by the affirmative vote of 75% of the total number of directors then in office (rounding up to the nearest whole number) or a written opinion of counsel to the Corporation that such director’s fiduciary duty requires any such conduct.

The failure by a director to observe and comply with the foregoing covenants and agreements shall subject the director to removal by a vote of a majority of the Board of Directors then in office or otherwise in accordance with law, unless such director has received a written opinion of the Corporation’s counsel that such director’s fiduciary duty requires such conduct.

Section 2.16

Background Checks.  No person shall be eligible for election, re-election, appointment or re-appointment to the Board of Directors unless such person has undergone a background check in accordance with the background check policy of the Board of Directors and the background check has not revealed any information that in the opinion of the Board of Directors and corporate counsel should preclude said person from serving as a director, in the best interests of the Corporation.

Section 2.17

Share Ownership.  Each director shall own in his or her own right unencumbered shares of common stock in the Corporation having a market value of not less than $25,000.

Section 2.18

Minutes.  The Board of Directors and each committee hereinafter provided for shall keep minutes of its meetings.  Minutes of the committees shall be submitted at the next regular meeting of the Board of Directors, and any action taken with respect thereto shall be entered as the minutes of the Board of Directors.

ARTICLE 3
Committees of the Board

Section 3.1

Special Committees.  The Board of Directors may appoint from time to time, from its own members, special committees of five (5) or more persons, for such purposes and with such powers as the Board may authorize.  A majority of the then authorized members of a special committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee.

Section 3.2

Executive Committee.  The Committee shall consist of not less than five (5) members of the Board of Directors who are not officers of the Corporation or a subsidiary or affiliate of the Corporation.  The Board of Directors may, in its discretion, elect the Non-Executive Chairman of the Board and/or the Non-Executive Vice Chairman of the Board to the Executive Committee.  The Executive Committee may exercise all of the powers of the Board of Directors except where action of the Board of Directors is by law specifically required.  A majority of the Committee shall constitute a quorum.  The Committee shall act by concurring vote of not less than three (3) members thereof.  The Secretary shall keep a record of its proceedings and report the same at each regular meeting of the Board of Directors.  It shall meet upon the call of the Non-Executive Chairman of the Board, the Non-Executive Vice Chairman of the Board, the Chairman of the Committee, or any two (2) members thereof.  The Board of Directors shall accept or decline the report of the Executive Committee, such action to be recorded in the minutes of the meeting.  All members of the Executive Committee shall qualify as “independent” within the then applicable listing standards of The NASDAQ Stock Market LLC.

Section 3.3

Audit Committee.  The Audit Committee shall consist of not less than five (5) members of the Board of Directors who are not officers of the Corporation or a subsidiary or affiliate of the Corporation.  The Committee shall provide oversight over the independent auditors and the internal audit and loan review departments.  The Audit Committee shall otherwise discharge its duties as provided by the terms and conditions of the Audit Committee Charter as approved by the Committee.  All members of the Audit Committee shall qualify as “independent” under applicable rules for audit committee membership promulgated by The NASDAQ Stock Market LLC and the Securities and Exchange Commission.

Section 3.4

Nominating Committee.  There shall be a Nominating Committee of at least five (5) members of the Board of Directors who are not officers of the Corporation or a subsidiary or affiliate of the Corporation.  It shall be the duty of this Committee to approve persons as nominees for election as directors for consideration at the annual meeting of the shareholders. Further, the Non-Executive Chairman of the Board, after consultation with the Chief Executive Officer and President, shall recommend appointments to all committees as well as the Chairman and Vice Chairman for each committee.  The Nominating Committee shall review and amend as needed and shall then present a slate to the Board of Directors.  The Board shall be the final authority for approval of all committee appointments, including the appointments of the Chairman and Vice Chairman for each committee.  In the event of a need to fill a temporary vacancy on the Board of Directors of the Corporation, the Nominating Committee shall nominate a director for consideration by the Board of Directors of the Corporation, to serve until the next reorganization meeting.  In the event of a need to fill a temporary vacancy on a Committee or a Committee Chairmanship or Vice Chairmanship, the Non-Executive Chairman of the Board, after consultation with the Chief Executive Officer and President, shall recommend an appointment to fill the vacancy until the next reorganization meeting.  The Nominating Committee shall review and amend as needed and shall then present a recommendation to the Board of Directors, which shall be the final authority for approval of all appointments to fill a temporary vacancy on a Committee or Committee Chairmanship or Vice Chairmanship. The Nominating Committee shall have such other duties as may be lawfully delegated to it from time to time by the Board of Directors.  All members of the Nominating Committee shall qualify as “independent” under applicable rules for nominating committee membership promulgated by The NASDAQ Stock Market LLC and the Securities and Exchange Commission.

Section 3.5

Compensation Committee.  There shall be a Compensation Committee of at least five (5) members of the Board of Directors who are not officers of the Corporation or a subsidiary or affiliate of the Corporation.  It shall be the duty of the Committee to review and make recommendations to the Board of Directors concerning compensation of the named executive officers in the Corporation’s proxy statement.  It shall be the further duty of the Committee to administer any existing or future stock option plan in accordance with the provisions thereof. The Committee shall have such other duties as may be lawfully delegated to it from time to time by the Board of Directors.  All members of the Compensation Committee shall qualify as “independent” under applicable rules for compensation committee membership promulgated by The NASDAQ Stock Market LLC and the Securities and Exchange Commission.

Section 3.6

Corporate Governance Committee.  There shall be a Corporate Governance Committee of at least five (5) members of the Board of Directors of which a majority of the members are not officers of the Corporation or a subsidiary or affiliate of the Corporation.  It shall be the duty of the Committee to review and make recommendations to the Board of Directors concerning the Corporation’s corporate governance policies and practices. The Committee shall have such other duties as may be lawfully delegated to it from time to time by the Board of Directors.  All members of the Corporate Governance Committee shall qualify as “independent” within the meaning of the then applicable listing standards of The NASDAQ Stock Market LLC.

Section 3.7

Investment/ALCO Committee. There shall be an Investment/ALCO Committee of at least five (5) members of the Board of Directors of which a majority of the members are not officers of the Corporation or a subsidiary or affiliate of the Corporation.  It shall be the duty of the Committee to review and oversee all matters concerning the Corporation’s investment policy and for monitoring interest rate, liquidity and market risks that may affect the Corporation’s investment portfolio. The Committee shall have such other duties as may be lawfully delegated to it from time to time by the Board of Directors.

Section 3.8

Board Enterprise Risk Committee.  There shall be a Board Enterprise Risk Committee of at least five (5) members of the Board of Directors of which a majority of the members are not officers of the Corporation or a subsidiary or affiliate of the Corporation.  The Committee will coordinate the board’s oversight of enterprise risks by working with the other committees of the Board to avoid the duplication of efforts.  The primary responsibility of the board enterprise risk committee shall be to oversee the Corporation’s enterprise risk management activities on behalf of the Board and report the results of their activities to the Board, including executive management’s assessment of key systemic risks facing the Corporation and executive management’s structure and processes established to identify, measure, monitor, and manage risks.  The Committee shall have such other duties as may be lawfully delegated to it from time to time by the Board of Directors.  All members of the Board Enterprise Risk Committee Committee shall qualify as “independent” within the meaning of the then applicable listing standards of The NASDAQ Stock Market LLC.

Section 3.9

Technology Committee.  There shall be a Technology Committee of at least five (5) members of the Board of Directors of which a majority of the members are not officers of the Corporation or a subsidiary or affiliate of the Corporation.  The Committee will oversee the operation of information systems (IS), including new technology implementation, within the Corporation and its subsidiaries and affiliates and will provide input into the Corporation’s strategic IS plan and IS disaster recovery plan.  The Committee shall have such other duties as may be lawfully delegated to it from time to time by the Board of Directors.

Section 3.10

Vice Chairman.  All Committees shall have a Vice Chairman, who shall preside at Committee meetings in the absence of the Chairman.

ARTICLE 4
Officers and Employees

Section 4.1

Designations.  The officers of the Corporation shall be the President, Chief Executive Officer, Secretary and Treasurer who shall be elected for one year by the Board of Directors at their first meeting after the annual meeting of shareholders and who shall hold office until their successors are elected and qualify.  Any two or more offices may be held by the same person, except the offices of President and Treasurer.

Section 4.2

President.  The President shall have and may exercise any and all powers and duties pertaining by law, regulation, or practice to the office of President or imposed by these Bylaws.  He shall also have and may exercise such further powers and duties as from time to time may be conferred upon or assigned to him by the Board of Directors.  In the absence of the Non-Executive Chairman of the Board, Non-Executive Vice Chairman of the Board and Chief Executive Officer, he shall preside at all meetings of the Board of Directors.

Section 4.3

The Chief Executive Officer.  The Chief Executive Officer shall have general supervision of all departments and business of the Corporation.  He shall prescribe the duties of other officers and see to the performance thereof.  He shall also have and may exercise such further powers and duties as from time to time may be conferred upon or assigned to him by the Board of Directors.  In the absence of the Non-Executive Chairman of the Board and Non-Executive Vice Chairman of the Board, he shall preside at all meetings of the Board of Directors.  The Chief Executive Officer shall report directly to the Board of Directors of the Corporation.

Section 4.4

Secretary.  The Board of directors shall appoint a Secretary, who shall be Secretary of the Board and of the Corporation, and shall keep accurate minutes of meetings.  He shall attend to the giving of all notices required by these Bylaws to be given.  He shall be custodian of the corporate seal, records, documents and papers of the Corporation.  He shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice to the office of Secretary or imposed by these Bylaws.  He shall perform such other duties as may be assigned to him from time to time by the Board of Directors.

Section 4.5

Treasurer.  The Board of Directors shall appoint a Treasurer, who shall be the Treasurer of the Corporation.  He shall have and may exercise any and all powers and duties pertaining by law, regulation or practice to the office of Treasurer or imposed by these Bylaws.  He shall perform such other duties as may be assigned to him from time to time by the Board of Directors.

Section 4.6

Other Officers.  The Board of Directors may appoint one or more Executive Vice Presidents, one or more senior Vice Presidents, one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, a Chief Auditor, (who is appointed by and reports to the Board Audit Committee), and such other officers, officers emeritus and Attorneys-in-fact found necessary for the orderly transaction of business.  Such officers shall respectively exercise such powers and perform such duties as pertain to the respective officers or as may be conferred upon or assigned to them by the Board of Directors, the Chief Executive Officer or the President.

Section 4.7

Clerks and Agents.  The Board of Directors may appoint, from time to time, such agents or employees as it may deem advisable from the prompt and orderly transaction of the business of the Corporation, define their duties, fix salaries to be paid them and dismiss them.  Subject to the authority of the Board of Directors, the Chief Executive Officer, the President or any other officer of the Corporation authorized by him, may appoint and dismiss all or any agents or employees, prescribe their duties and the conditions of their employment, and from time to time, fix their compensation.

Section 4.8

Tenure of Office.  All officers shall hold office for the current year for which the Board of Directors was elected, unless they shall resign, become disqualified, or be removed; and any vacancy occurring in the office of the President or Chief Executive Officer shall be filled by the Board of Directors.  In the event that the President or Chief Executive Officer is unable to act, the Board of Directors shall meet forthwith upon the call of the Non-Executive Chairman of the Board, Non-Executive Vice Chairman of the Board or Chairman of the Executive Committee to appoint a successor or replacement.

ARTICLE 5
Authority of Officers

Section 5.1

Corporate Seal.  The President, the Chief Executive Officer, any Vice President (excluding the Chief Auditor), the Secretary, and the Treasurer, shall each have authority to affix and attest the corporate seal of the Corporation.

Section 5.2

Other Powers.  The President, the Chief Executive Officer or any Vice President (excluding the Chief Auditor), acting in conjunction with the Secretary or Treasurer or Assistant Secretary or Assistant Treasurer are authorized to perform such corporate and official acts as are necessary to carry on the business of the Corporation, subject to the directions of the Board of Directors and the Executive Committee.

The above named officers are fully empowered, subject to policies and established committee approvals:

a.  To sell, assign and transfer any and all shares of stock, bond or other personal property standing in the name of the Corporation or held by the Corporation either in its own name or as agent;

b.  To assign and transfer any and all registered bonds and to execute requests for payment or reissue of any such bonds that may be issued now or hereafter and held by the Corporation in its own right or as agent;

c.  To sell at public or private sale, lease, mortgage or otherwise dispose of any real estate or interest therein held or acquired by the Corporation in its own right or as agent, except the real estate and buildings occupied by the Corporation in the transaction of its business, and to execute and deliver any instrument necessary to completion of the transaction;

d.  To receive and receipt for any sums of money or property due or owing to the Corporation in its own right or as agent and to execute any instrument of satisfaction therefore for any lien of record;

e.  To execute and deliver any deeds, contracts, agreements, leases, conveyances, bills of sale, petitions, writings, instruments, releases, acquittance and obligations necessary in the exercise of the corporate powers of the Corporation.

Section 5.3

Checks and Drafts.  Such of the officers and other employees as may from time to time be designated by the Board of Directors or Executive Committee, shall have the authority to sign checks, drafts, letters of credit, orders, receipts, and to endorse checks, bills of exchange, order, drafts, and vouchers made payable or endorsed to the Corporation subject to the policies of the Board of Directors and the Executive Committee.

Section 5.4

Loans.  Each of the President, the Chief Executive Officer, any Vice President (excluding the Chief Auditor), the Secretary or the Treasurer, acting in conjunction with any other of these designated officers may effect loans on behalf of the Corporation from any banking institution, executing notes or obligations and pledging assets of the Corporation therefore subject to the policies of the Board of Directors and the Executive Committee.

ARTICLE 6
Limitation of Liability; Indemnification

Section 6.1

Limitation of Liability.  To the fullest extent permitted by the laws of the Commonwealth of Pennsylvania, a director of the Corporation shall not be personally liable to the Corporation or others for monetary damages for any action taken or any failure to take any action, unless the director has breached or failed to perform the duties of his or her office and such breach or failure constitutes self-dealing, willful misconduct or recklessness.  The provisions of this Section 6.1 shall not apply with respect to the responsibility or liability of a director under any criminal statute or the liability of a director for the payment of taxes pursuant to local, state or federal law.

Section 6.2

Indemnification.

a.

The Corporation shall defend and shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving, at the request of the Corporation, as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), amounts paid in settlement, judgments, and fines actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding; provided, however, that no indemnification shall be made in any case whether the act or failure to act giving rise to the claim for indemnification is determine by a court to have constituted willful misconduct or recklessness.

b.

Advance of Expenses.  Expenses (including attorneys’ fees) incurred in defending a civil claim or a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such claim, action, suit, or proceeding, upon receipt of a written statement by or on behalf of the director, officer, employee, or agent to repay such amount if it shall be ultimately determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article 6.

c.

Indemnification not Exclusive.  The indemnification and advancement of expenses provided by this Article 6 shall not be deemed exclusive of any other right to which persons seeking indemnification and advancement of expenses may be entitled under any agreement, vote of disinterested directors or otherwise, both as to actions in such persons’ official capacity and as to their actions in another capacity while holding office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

d.

Insurance, Contracts, Security.  The Corporation may purchase and maintain insurance on behalf of any person, may enter into contracts of indemnification with any person, and may create a fund of any nature which may, but need not be, under the control of a trustee for the benefit of any person, and may otherwise secure in any manner its obligations with respect to indemnification and advancement of expenses, whether arising under this Article 6 or otherwise, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article 6.

Section 6.3

Effect of Amendment.  Any repeal or modification of this Article 6 shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation or any right of any person to indemnification from the Corporation with respect to any action or failure to take any action occurring prior to the time of such repeal or modification.

Section 6.4

Severability.  If, for any reason, any provision of this Article 6 shall be held invalid, such invalidity shall not affect any other provision not held so invalid, and each such other provision shall, to the full extent consistent with law, continue in full force and effect.  If any provision of this Article 6 shall be held invalid in part, such invalidity shall in no way affect the remainder of such provision, and the remainder of such provision, together with all other provisions of this Article 6, shall, to the full extent consistent with law, continue in full force and effect.

ARTICLE 7

Stock and Stock Certificates

Section 7.1

Transfers.  Shares of stock shall be transferable on the books of the Corporation, and a transfer book shall be kept in which all transfers of stock shall be recorded.  Every person becoming a shareholder by such transfer shall, in proportion to these shares, succeed to all rights of the prior holder of such shares.

Section 7.2

Share Certificates.  Every share certificate shall be signed by the President, or by the Secretary, or by any one of their facsimile signatures, or in their absence by Board-designated Officers and shall be signed by a transfer agent.  Every shareholder of record shall be entitled to a share certificate representing the shares owned by him or her and, when stock is transferred, the certificates representing such stock shall be returned to the Corporation and new certificates issued.  The corporate seal shall appear on each share certificate and may be a facsimile, engraved or printed.  Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Corporation, properly endorsed.

Section 7.3

Shares of Another Corporation.  Shares owned by the Corporation in another Corporation, domestic or foreign, shall be voted by the Chief Executive Officer, President or such other officer, agent or proxy as the Board of Directors may direct from time to time or in accordance with any such policies adopted by the Board of Directors.

ARTICLE 8

Emergencies

Section 8.1.

In the event of any emergency declared by governmental authorities or a regional or national disaster of such severity as to prevent the normal conduct and management of the affairs of the Bank by its directors and officers as contemplated by these Bylaws, all available members of the Board of Directors shall meet forthwith upon the call of the Non-Executive Chairman of the Board of Directors, the Non-Executive Vice Chairman of the Board of Directors, the Chairman of the Executive Committee, a majority of the Board of Directors, or all available members of the Board of Directors.  In such emergency situation all available members of the Board of Directors shall constitute a quorum until such time as the full Board of Directors can again assume full responsibility and control of the Bank.

Section 8.2.

In the event of such emergency under Section 8.1, the officers and employees will continue to conduct the affairs of the Bank, as guided by the Board of Directors, in accordance with an Emergency Operations Plan adopted by the Board of Directors.

ARTICLE 9
Miscellaneous Provisions

Section 9.1

Fiscal Year.  The Fiscal Year of the Corporation shall be the calendar year.  The Corporation shall be subject to an annual audit as of the end of its fiscal year by independent public accountants appointed by and responsible to the Board of Directors through the Audit Committee.

Section 9.2

Records.  The Articles of Incorporation, the Bylaws and the proceedings of all meetings of shareholders, the Board of Directors, and standing committees of the Board, shall be recorded in appropriate minute books provided for the purpose.

Section 9.3

Gender and Number.  Where the context permits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

ARTICLE 10
Bylaws

Section 10.1

Inspection.  A copy of the Bylaws, with all amendments thereto, shall at all times be kept in a convenient place at the Main Office of the Corporation, and shall be open for inspection to all shareholders during normal business hours.

Section 10.2

Amendments.  These Bylaws may be altered, amended, added to or repealed by a vote of the majority of the Board of Directors at any regular meeting of the Board, or at any special meeting of the Board called for that purpose, except they shall not make or alter any Bylaw fixing their qualifications, classification or term of office.  The Bylaw provisions related to indemnification and limitation on director’s liabilities may be changed by the Board of Directors only upon the vote of 66 2/3% of the Board of Directors. Such action by the Board of Directors is subject, however, to the general right of the shareholders to change such action.